Land use rights, net (Schedule of Future Amortization of Land Use Rights) (Details)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Land use rights, net [Abstract]
Amortization expenses of land use rights	$ 183,047	1,150,540	1,150,540	772,772
2013		1,150,540
2014		1,150,540
2015		1,150,540
2016		1,150,540
2017		1,150,540
Thereafter		50,680,187
Total	$ 8,978,265	56,432,887	57,583,427